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                                  SMITH BARNEY
                              SOCIAL AWARENESS FUND
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               CLASSIC SERIES | SEMI-ANNUAL REPORT | JULY 31, 2002

                 [LOGO] Smith Barney
                        Mutual Funds
                 Your Serious Money. Professionally Managed.(SM)

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

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[LOGO] Classic Series

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Semi-Annual Report o July 31, 2002

SMITH BARNEY SOCIAL
AWARENESS FUND

[PHOTO OMITTED]

CHARLES P. GRAVES III, CFA
PORTFOLIO MANAGER

[PHOTO OMITTED]

ELLEN S. CAMMER
PORTFOLIO MANAGER

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CHARLES P. GRAVES III, CFA
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Charles P. Graves III, CFA has more than 17 years of securities business experience and began co-managing the Fund in June of 2001.

Education: BA from Hamilton College; MBA from Columbia University

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ELLEN S. CAMMER
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Ellen S. Cammer has more than 20 years of securities business experience and has co-managed the Fund since 1995.

Education: BFA from Windham College; MBA from Fordham University

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FUND OBJECTIVE
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The Fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. The Fund also normally invests between 15% and 35% of its assets in fixed-income securities.

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FUND FACTS
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FUND INCEPTION
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February 2, 1987

MANAGER TENURE
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1 year (Charles P. Graves III)
7 Years (Ellen S. Cammer)

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
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17 Years (Charles P. Graves III)
20 Years (Ellen S. Cammer)

                                      CLASS A        CLASS B       CLASS L
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NASDAQ                                 SSIAX          SESIX         SESLX
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INCEPTION                             11/6/92        2/2/87         5/5/93
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Average Annual Total Returns as of July 31, 2002*

                                                Without Sales Charges(1)

                                        Class A         Class B         Class L
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Six-Month+                              (12.60)%        (13.02)%        (12.94)%
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One-Year                                (18.22)         (18.91)         (18.77)
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Five-Year                                 2.83            2.03            2.08
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Ten-Year                                   N/A            7.57             N/A
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Since Inception++                         8.78            8.50            7.24
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                                                  With Sales Charges(2)

                                        Class A         Class B         Class L
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Six-Month+                              (16.96)%        (17.36)%        (14.67)%
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One-Year                                (22.32)         (22.95)         (20.40)
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Five-Year                                 1.78            1.88            1.88
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Ten-Year                                  N/A             7.57            N/A
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Since Inception++                         8.21            8.50            7.13
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(1)   Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.

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What's Inside

Letter to Our Shareholders ................................................    1
Fund at a Glance ..........................................................    5
Historical Performance ....................................................    6
Growth of $10,000 .........................................................    9
Schedule of Investments ...................................................   10
Statement of Assets and Liabilities .......................................   15
Statement of Operations ...................................................   16
Statements of Changes in Net Assets .......................................   17
Notes to Financial Statements .............................................   18
Financial Highlights ......................................................   23

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(SM)

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  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
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

Dear Shareholder,

We herein provide the semi-annual report for the Smith Barney Social Awareness Fund ("Fund") for the period ended July 31, 2002. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Performance Update

For the six months ended July 31, 2002, the Fund's Class A shares, without sales charges, reported a total return of negative 12.60%. In comparison, the Lehman Brothers Government/Credit Bond Index ("Lehman Index")(1) and the S&P 500 Index(2) returned 3.75% and negative 18.73%, respectively, for the same period.

Market Update

We started this year believing that investors would experience better stock market returns than those experienced in 2000 and 2001. So far this year, that belief has turned out to be wrong. Although the economy and corporate profits continue to improve, stock prices have not. It is unusual to have stock prices set new lows after the economy and corporate profits have begun a cyclical expansion, but that is exactly what happened during the period. The list of causes for the stock market's mid-summer swoon is long. Investors are concerned with corporate accounting and governance issues, the durability of the current economic expansion (particularly as it relates to the consumer), too much weakness in the dollar, lingering concerns about terrorism, conflict in the Middle East and yet another economic crisis in South America. All of these concerns seemed to come to a head on the morning of July 23rd, when the S&P 500 Index hit a low of 775, or -- more concretely -- a level that was 50% below its March 2000 high. We believe this level will prove to be the low water mark for the 2000-2002 bear market. Given our track record of previous predictions, we can understand that some of you might be skeptical of this latest one. So, let's consider each of the concerns listed above one-by-one.

There certainly has been accounting fraud and we have seen many examples of where poor corporate governance has destroyed shareholder value. However, we need to remember that one of the most important strengths of the U.S. economy is its ability to overcome a crisis of confidence. The actions of a relatively few companies have caused investors to question the quality of earnings and financial reporting of all companies. In our opinion, not all CEOs and CFOs are unethical. In fact, we believe that the vast majority of them are honest, ethical people attempting to transact and report business in an honest and ethical way. But that does not mean we should be less demanding. Already, new regulatory initiatives are forcing senior executives at the largest companies to be more personally responsible for the integrity of their company's financial reporting. Being led out of court in handcuffs is not what most corporate executives spend a lifetime working towards. We believe that the immediate and long-term effect of the accounting scandals of the past year will be to improve the quality of reported earnings. In our opinion, the more confidence investors have in the quality of a company's earnings, the more they will be willing to pay for them.

Just as important as the restoration of confidence in the quality of earnings is a restoration of growth in earnings and this, we believe, is dependent on continued growth in the economy. Recently revised government statistics show that a solid economic recovery began in the fourth quarter of 2001. Some are of the opinion that the current downturn in stocks is signaling another downturn in the economy. Although we acknowledge this to be a possibility, we believe there are enough factors stimulating growth to keep this from happening. The federal budget has switched from running a surplus to running a deficit. This change will not make for good news headlines, but the shift is a stimulus for the recovery. Typically, an increase in

----------
(1) The Lehman Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
(2) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


1 Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders government spending helps offset a slowdown in the corporate sector. Also helping the recovery has been the devaluation of the dollar relative to the currencies of some of our largest trading partners. Broadly speaking, a cheaper dollar means that U.S.-produced goods cost less relative to foreign-produced goods, helping to stimulate demand for domestic manufacturers.

Another factor we believe is aiding economic growth is low interest rates. Refinancing activity is again surging and is putting extra cash in the pockets of consumers. In addition, consumer-spending patterns, particularly on housing and automobiles, have held up well at the same time that consumer savings rates are improving. This seemingly contradictory relationship suggests that low financing costs as well as good wage growth are working in tandem to keep the consumer financially healthy. A negative change in consumer spending behavior is the biggest concern for those who believe a double dip recession is imminent. In our view, the belief that consumption will collapse is extreme.

The remaining concerns investors seem to focus on, namely economic turmoil in South America and conflict in the Middle East are issues we have experienced on multiple occasions over the past 20 years. While each poses its own unique challenge to U.S. economic growth -- financial and consumption risk in South America and the impact on oil markets due to Middle East tensions -- our opinion is that neither is significant enough to push us back into a recession. Oil prices, anticipating a conflict with Iraq, have already moved above $28 a barrel. While higher oil prices are never welcome, oil at these levels has rarely had a major negative impact on economic growth.

We concern ourselves so much with these issues because we believe in the simple relationship that the economy drives corporate profits, and those corporate profits, in turn, drive stock prices. Even with all the pressures on companies today, this relationship appears to be holding, as S&P 500 Index profits, as measured on a year-over-year basis, are about to start growing for the first time in seven quarters. The one element of the relationship that is not yet holding is stock prices. As the economy and corporate profits continue to grow, we expect stock prices to follow. We are acting on this belief by adjusting the asset allocation in the Fund. Because bonds performed well when stocks did not, the asset allocation in the Fund for the period moved to approximately 65% stocks and 35% bonds from our target weighting of 75% stocks and 25% bonds. Based on our more positive outlook for stocks, we are selling bonds and buying stocks to bring the asset allocation back in line with our target weighting. Although we are not expecting stocks to generate returns like those experienced in the late 1990s, we believe that stocks have the potential to generate higher returns than cash or bonds over the next year.

Many of the same issues outlined above, also impacted the fixed income portion of the Fund's portfolio. Government bonds traded over the second quarter seemingly without regard for the fundamental economic data releases. Instead, the woes of the equity market and the ongoing litany of highly publicized corporate accounting scandals, insider trading allegations and a perception of general malfeasance by heads of U.S. corporations were the daily focus. All you had to do was look at stocks to know where bonds were.

With the combination of geopolitical risks, corporate accountability risk, ratings risk and economic risk, there was a flight to quality in fixed income investments, primarily to the short maturity end of the Treasury market, causing the Treasury issues to be the best performing sector in the fixed income market, up 4.5%. Two- and five-year Treasuries declined roughly 80-90 basis points in yield while the thirty year Treasury began the quarter at a 5.82% yield declining about 45 basis points to 5.47% by the end of the second quarter. July saw the continuation of the Treasury theme, with longer-dated issues outperforming the intermediate sector.

Corporate bonds felt the strains of the equity market and falling dollar the most. While the sector in the aggregate posted respectable returns for the second quarter, up 2.9%, returns were penalized by the performance of big corporate credits in sectors such as Telecom and Media. Credit downgrades continue to outweigh upgrades by around 5:1. In addition, bankruptcies are running at twice the levels of the early 1990's recession. Many of the credits suffering significant setbacks


2 Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders due to negative headlines have been among the largest borrowers and are widely owned among investors. The better quality credits continued to do well, whereas the credits with headline risk are being avoided. We continue to believe there are pockets of value in the corporate bond market requiring bottom-up(3) analysis and patience. Over the last six months we have upgraded the credit quality of our portfolios, exiting such names as WorldCom, Inc., Quest Capital Funding, Inc. and The AES Corp. in the first quarter of the year, and more recently Comcast Cable Communications, Inc. and AOL Time Warner Inc., to name a few.

These poor credit conditions created substantial demand for the government agency bond ("agencies") and mortgage-backed security ("mortgages") markets. Agencies and mortgages performed well, lacking the event risk that has so dominated the corporate stock and bond markets. The mortgage market benefited from attractive yields and stable U.S. Federal Reserve ("Fed") policy, although it lagged treasury returns primarily because of the sharp Treasury bond rally in June leading to increasing prepayment fears as mortgage rates neared the November 2001 lows. The supply of mortgages has been manageable and the demand remains robust from non-traditional buyers. The allocation to this sector was increased over the period from 23% to almost 30% and has been additive to the Fund's performance.

We estimate that, for the reporting period, the fixed income component of the Fund returned approximately 3.24%, underperforming the Lehman Index by about 50 basis points.

Market participants remain quite divided on Fed action between the end of July and the end of the year. We believe the Fed is on notice, particularly after manufacturing and jobs data released in July came in weaker than expected. We are not of the belief that an easing of key interest rates is imminent. Without an increase in capital spending and a clear downtrend in the unemployment rate, we look for the Fed to remain on hold.

Portfolio Update

Since the beginning of the year, we have made no dramatic sector shifts in the equity portion of the Fund's portfolio. We continue to be sellers of telecommunication service companies as both regulatory and competitive issues cloud their future fundamental trends. Another segment of the portfolio undergoing change is technology. While we want to maintain at least the current market weight in technology, we have become increasingly concerned with the outlook for the microprocessor chip manufacturers, particularly Intel Corp. We believe earnings estimates are still too high and will likely trend down through the end of the year. In the semiconductor sector, we prefer companies like Linear Technology Corp., whose products are less dependent on the personal computer business cycle. In other sectors of the Fund's equity portfolio we have been adding to our positions, such as in wholesale club store chain Costco Wholesale Corp.; retail drugstore chain CVS Corp.; pharmaceutical company Pfizer Inc. and electric utility FPL Group, Inc. We have liked these companies for some time and were able to use recent price weakness to establish or add to positions in these stocks.

For our fixed income investments, we began the year believing that our maturities would ultimately be shortened as the year progressed, looking for economic growth to improve. However, that anticipated change in bond maturities has been delayed. The Fund's fixed income duration(4) is only just slightly short of a neutral stance as we focus our attention on upcoming data releases, military events abroad and the continued "flight to quality" bid from the usual suspects of geopolitical risk and the equity market. As we continue to focus on a slightly shorter duration, higher credit quality strategy, in this environment we also continue to prudently look to increase the yield, either through increasing exposure to mortgages or adding more high quality corporate bonds to the portfolio.

----------
(3) Bottom-up investing is a search for outstanding performance of individual stocks or bonds before considering the impact of economic trends.
(4) Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.


3  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

Thank you for your investment in the Smith Barney Social Awareness Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Heath B. McLendon     /s/ Ellen S. Cammer     /s/ Charles P. Graves III, CFA


Heath B. McLendon         Ellen S. Cammer         Charles P. Graves III, CFA
Chairman                  Vice President and      Vice President and
                          Investment Officer      Investment Officer

August 29, 2002

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings or the percentage of the Fund's assets held in various sectors. Also, please note that any discussion of the Fund's holdings is as of July 31, 2002 and is subject to change.


4  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Smith Barney Social Awareness Fund at a Glance (unaudited)
================================================================================

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Top Ten Holdings*+
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 1. Tenet Healthcare Corp. ...............................................  3.6%

 2. BP PLC, Sponsored ADR ................................................  3.1

 3. Sysco Corp. ..........................................................  2.9

 4. KB HOME ..............................................................  2.9

 5. Kimberly-Clark Corp. .................................................  2.9

 6. Wendy's International, Inc. ..........................................  2.6

 7. American Express Co. .................................................  2.6

 8. ConAgra Foods, Inc. ..................................................  2.6

 9. United Parcel Service, Inc. ..........................................  2.5

10. Johnson & Johnson ....................................................  2.4

--------------------------------------------------------------------------------

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                           Industry Diversification*+
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                           12.8%      Basic Materials
                            2.6%      Broadcasting and Cable
                            3.9%      Capital Goods
                           11.5%      Consumer Non-Cyclical
                            6.4%      Energy
                           16.1%      Financial Services
                           14.3%      Healthcare
                           12.6%      Retail
                           11.4%      Technology
                            3.7%      Transportation
                            4.7%      Other

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                            Investment Breakdown*++
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                            4.2%      U.S. Government Obligations

                           14.3%      Corporate Bonds and Notes

                            7.9%      Mortgage-Backed Securities

                            3.8%      Repurchase Agreement

                           69.8%      Common Stock

* All information is as of July 31, 2002. Please note that the Fund's holdings are subject to change.

+     As a percentage of total common stock.

++    As a percentage of total investments.


5  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                        Net Asset Value
                     --------------------
                     Beginning     End      Income    Capital Gain     Total
Period Ended         of Period  of Period  Dividends  Distributions  Returns(1)+
================================================================================
7/31/02               $20.77     $18.03      $0.14       $ 0.00       (12.60)%++
--------------------------------------------------------------------------------
1/31/02                25.50      20.77       0.31         0.64       (14.99)
--------------------------------------------------------------------------------
1/31/01                25.79      25.50       0.43         2.01         8.78
--------------------------------------------------------------------------------
1/31/00                25.94      25.79       0.32         1.09         4.93
--------------------------------------------------------------------------------
1/31/99                20.57      25.94       0.26         0.53        30.47
--------------------------------------------------------------------------------
1/31/98                19.36      20.57       0.55         1.99        19.89
--------------------------------------------------------------------------------
1/31/97                19.00      19.36       0.60         1.32        12.41
--------------------------------------------------------------------------------
1/31/96                15.91      19.00       0.52         0.52        26.47
--------------------------------------------------------------------------------
1/31/95                17.72      15.91       0.47         0.66        (3.82)
--------------------------------------------------------------------------------
1/31/94                16.85      17.72       0.56         1.46        17.80
--------------------------------------------------------------------------------
Inception* -- 1/31/93  16.80      16.85       0.11         0.85         6.12++
================================================================================
Total                                        $4.27       $11.07
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                        Net Asset Value
                     --------------------
                     Beginning     End      Income    Capital Gain     Total
Period Ended         of Period  of Period  Dividends  Distributions  Returns(1)+
================================================================================
7/31/02               $20.81     $18.06      $0.05       $ 0.00       (13.02)%++
--------------------------------------------------------------------------------
1/31/02                25.51      20.81       0.12         0.64       (15.63)
--------------------------------------------------------------------------------
1/31/01                25.81      25.51       0.23         2.01         7.91
--------------------------------------------------------------------------------
1/31/00                25.96      25.81       0.12         1.09         4.13
--------------------------------------------------------------------------------
1/31/99                20.63      25.96       0.14         0.53        29.50
--------------------------------------------------------------------------------
1/31/98                19.42      20.63       0.40         1.99        18.95
--------------------------------------------------------------------------------
1/31/97                19.05      19.42       0.45         1.32        11.60
--------------------------------------------------------------------------------
1/31/96                15.97      19.05       0.42         0.52        25.58
--------------------------------------------------------------------------------
1/31/95                17.79      15.97       0.35         0.66        (4.54)
--------------------------------------------------------------------------------
1/31/94                16.84      17.79       0.34         1.46        16.88
--------------------------------------------------------------------------------
1/31/93                17.26      16.84       0.50         1.49         9.68
================================================================================
Total                                        $3.12       $11.71
================================================================================


6  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class L Shares
================================================================================

                        Net Asset Value
                     --------------------
                     Beginning     End      Income    Capital Gain     Total
Period Ended         of Period  of Period  Dividends  Distributions  Returns(1)+
================================================================================
7/31/02               $20.89     $18.14     $0.05        $ 0.00       (12.94)%++
--------------------------------------------------------------------------------
1/31/02                25.59      20.89      0.12          0.64       (15.57)
--------------------------------------------------------------------------------
1/31/01                25.88      25.59      0.24          2.01         7.94
--------------------------------------------------------------------------------
1/31/00                26.03      25.88      0.12          1.09         4.13
--------------------------------------------------------------------------------
1/31/99                20.68      26.03      0.14          0.53        29.53
--------------------------------------------------------------------------------
1/31/98                19.46      20.68      0.40          1.99        18.97
--------------------------------------------------------------------------------
1/31/97                19.08      19.46      0.45          1.32        11.65
--------------------------------------------------------------------------------
1/31/96                15.97      19.08      0.42          0.52        25.77
--------------------------------------------------------------------------------
1/31/95                17.79      15.97      0.35          0.66        (4.54)
================================================================================
Inception* -- 1/31/94  17.54      17.79      0.28          1.46        11.83++
================================================================================
Total                                       $2.57        $10.22
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+
================================================================================

                                                Without Sales Charges(1)
                                       -----------------------------------------
                                         Class A       Class B        Class L
================================================================================
Six Months Ended 7/31/02++              (12.60)%      (13.02)%        (12.94)%
--------------------------------------------------------------------------------
Year Ended 7/31/02                      (18.22)       (18.91)         (18.77)
--------------------------------------------------------------------------------
Five Years Ended 7/31/02                  2.83          2.03            2.08
--------------------------------------------------------------------------------
Ten Years Ended 7/31/02                    N/A          7.57             N/A
--------------------------------------------------------------------------------
Inception* through 7/31/02                8.78          8.50            7.24
================================================================================

                                                 With Sales Charges(2)
                                       -----------------------------------------
                                         Class A       Class B        Class L
================================================================================
Six Months Ended 7/31/02++              (16.96)%      (17.36)%        (14.67)%
--------------------------------------------------------------------------------
Year Ended 7/31/02                      (22.32)       (22.95)         (20.40)
--------------------------------------------------------------------------------
Five Years Ended 7/31/02                  1.78          1.88            1.88
--------------------------------------------------------------------------------
Ten Years Ended 7/31/02                    N/A          7.57             N/A
--------------------------------------------------------------------------------
Inception* through 7/31/02                8.21          8.50            7.13
================================================================================


7  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Cumulative Total Returns+
================================================================================

                                                  Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (Inception* through 7/31/02)                      126.72%
--------------------------------------------------------------------------------
Class B (7/31/92 through 7/31/02)                         107.48
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/02)                       90.82
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.


8  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the Smith Barney Social Awareness Fund vs. the Lehman Brothers Government/Credit Bond Index, Lehman Brothers Government/Credit Long-Term Bond Index and S&P 500 Index+

                             July 1992 -- July 2002

                                   Lehman Brothers        Lehman Brothers
           Smith Barney Social    Government/Credit      Government/Credit       S & P
              Awareness Fund         Bond Index        Long-Term Bond Index    500 Index
           -------------------    -----------------    --------------------    ---------
Jul 1992         10000                10000                   10000              10000
Jan 1993         10446                10458                   10591              10497
Jan 1994         12209                11535                   12268              11849
Jan 1995         11654                11176                   11414              11911
Jan 1996         14635                13158                   14467              16515
Jan 1997         16333                13471                   14398              20863
Jan 1998         19428                14977                   16858              26474
Jan 1999         25160                16283                   18875              35081
Jan 2000         26199                15815                   17384              38708
Jan 2001         28272                17991                   20387              38357
Jan 2002         23853                19340                   21786              32166
Jul 2002         20748                20066                   22433              26142

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1992, assuming deduction of the maximum 5.00% CDSC for Class B shares and reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2002. The Lehman Brothers Government/Credit Bond Index, formerly known as Lehman Brothers Government/Corporate Bond Index, is a combination of the government and corporate bond indexes, including U.S. Treasury and agency securities and yankee bonds. The Lehman Brothers Government/Credit Long-Term Bond Index, formerly known as Lehman Brothers Government/Corporate Long-Term Bond Index, is a combination of government and corporate bonds with maturities of 10 years or more. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the S&P 500 Index include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


9  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                                July 31, 2002
================================================================================

   SHARES                                            SECURITY                                     VALUE
==========================================================================================================
COMMON STOCK -- 69.8%
Basic Materials -- 8.9%
    120,000           Air Products and Chemicals, Inc.                                        $  5,310,000
    200,000           Alcoa Inc.                                                                 5,410,000
     65,000           Eastman Chemical Co.                                                       2,880,800
    120,000           E.I. du Pont de Nemours and Co.                                            5,029,200
    100,000           Engelhard Corp.                                                            2,500,000
    125,000           Kimberly-Clark Corp.                                                       7,631,250
    100,000           Praxair, Inc.                                                              5,230,000
----------------------------------------------------------------------------------------------------------
                                                                                                33,991,250
----------------------------------------------------------------------------------------------------------
Broadcasting and Cable -- 1.8%
    120,000           EchoStar Communications Corp., Class A Shares+                             1,957,200
     80,000           Univision Communications Inc.+                                             2,287,200
     65,000           Viacom Inc., Class B Shares+                                               2,530,450
----------------------------------------------------------------------------------------------------------
                                                                                                 6,774,850
----------------------------------------------------------------------------------------------------------
Business Services -- 1.3%
    132,000           Automatic Data Processing, Inc.                                            4,922,280
----------------------------------------------------------------------------------------------------------
Capital Goods -- 2.7%
     40,000           Illinois Tool Works Inc.                                                   2,639,600
    168,400           KB HOME                                                                    7,781,764
----------------------------------------------------------------------------------------------------------
                                                                                                10,421,364
----------------------------------------------------------------------------------------------------------
Communications Services -- 0.3%
     83,000           AT&T Wireless Services Inc.+                                                 389,270
     25,000           SBC Communications Inc.                                                      691,500
----------------------------------------------------------------------------------------------------------
                                                                                                 1,080,770
----------------------------------------------------------------------------------------------------------
Consumer Cyclical -- 0.4%
     95,000           Dana Corp.                                                                 1,527,600
----------------------------------------------------------------------------------------------------------
Consumer Non-Cyclical -- 8.1%
    272,000           ConAgra Foods, Inc.                                                        6,829,920
     55,000           The Coca-Cola Co.                                                          2,746,700
    140,000           The Gillette Co.                                                           4,603,200
     83,000           PepsiCo, Inc.                                                              3,564,020
    270,000           Sara Lee Corp.                                                             5,059,800
    300,000           Sysco Corp.                                                                7,815,000
----------------------------------------------------------------------------------------------------------
                                                                                                30,618,640
----------------------------------------------------------------------------------------------------------
Energy -- 4.5%
     70,000           Anadarko Petroleum Corp.                                                   3,045,000
    177,772           BP PLC, Sponsored ADR                                                      8,248,621
    125,000           Royal Dutch Petroleum Co., NY Shares                                       5,712,500
----------------------------------------------------------------------------------------------------------
                                                                                                17,006,121
----------------------------------------------------------------------------------------------------------
Financial Services -- 11.2%
    195,000           American Express Co.                                                       6,875,700
     77,625           American International Group, Inc.                                         4,961,790
     80,000           The Bank of New York Co., Inc.                                             2,561,600
    150,000           Bank One Corp.                                                             5,836,500
     91,000           Capital One Financial Corp.                                                2,884,700
     35,200           Freddie Mac                                                                2,180,640
     65,000           The Hartford Financial Services Group, Inc.                                3,289,000

                       See Notes to Financial Statements.


10 Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    July 31, 2002
================================================================================

   SHARES                                            SECURITY                                     VALUE
==========================================================================================================
Financial Services -- 11.2% (continued)
     94,000           J.P. Morgan Chase & Co.                                                 $  2,346,240
    190,000           KeyCorp                                                                    4,989,400
     40,000           Marsh & McLennan Cos., Inc.                                                1,916,000
     50,000           Morgan Stanley                                                             2,017,500
     45,800           The St. Paul Cos., Inc.                                                    1,429,418
     20,000           XL Capital Ltd., Class A Shares                                            1,482,000
----------------------------------------------------------------------------------------------------------
                                                                                                42,770,488
----------------------------------------------------------------------------------------------------------
Healthcare -- 10.0%
    112,000           Amgen Inc.+                                                                5,111,680
     42,800           C.R. Bard, Inc.                                                            2,314,196
     53,900           Eli Lilly and Co.                                                          3,148,838
    119,800           Johnson & Johnson                                                          6,349,400
     95,000           Medtronic, Inc.                                                            3,838,000
    141,300           Pfizer Inc.                                                                4,571,055
    203,250           Tenet Healthcare Corp.+                                                    9,684,862
     40,000           WellPoint Health Networks Inc.+                                            2,860,000
----------------------------------------------------------------------------------------------------------
                                                                                                37,878,031
----------------------------------------------------------------------------------------------------------
Publishing -- 0.6%
     59,600           Tribune Co.                                                                2,378,040
----------------------------------------------------------------------------------------------------------
Retail -- 8.8%
    180,150           Brinker International, Inc.+                                               5,872,890
    121,500           Costco Wholesale Corp.+                                                    4,236,705
     72,000           CVS Corp.                                                                  2,059,200
    140,000           The Home Depot, Inc.                                                       4,323,200
    100,000           Lowe's Cos., Inc.                                                          3,785,000
    127,000           Wal-Mart Stores, Inc.                                                      6,245,860
    187,000           Wendy's International, Inc.                                                6,879,730
----------------------------------------------------------------------------------------------------------
                                                                                                33,402,585
----------------------------------------------------------------------------------------------------------
Technology -- 7.9%
    156,000           AOL Time Warner Inc.+                                                      1,794,000
    293,800           Cisco Systems, Inc.+                                                       3,875,222
     30,000           Dell Computer Corp.+                                                         747,900
     95,000           Electronic Data Systems Corp.                                              3,493,150
    290,000           EMC Corp.+                                                                 2,175,000
    130,000           Honeywell International Inc.                                               4,206,800
     62,000           Intel Corp.                                                                1,164,980
     25,000           Linear Technology Corp.                                                      677,000
    100,000           Microsoft Corp.+                                                           4,798,000
    370,000           Oracle Corp.+                                                              3,703,330
     55,000           SAP AG, Sponsored ADR                                                      1,028,500
     35,000           Siebel Systems, Inc.+                                                        329,000
    188,800           Sun Microsystems, Inc.+                                                      740,096
     60,200           Texas Instruments Inc.                                                     1,393,630
----------------------------------------------------------------------------------------------------------
                                                                                                30,126,608
----------------------------------------------------------------------------------------------------------
Transportation -- 2.6%
    234,562           Southwest Airlines Co.                                                     3,239,301
    101,100           United Parcel Service, Inc.                                                6,605,874
----------------------------------------------------------------------------------------------------------
                                                                                                 9,845,175
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


11 Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    July 31, 2002
================================================================================

   SHARES                                            SECURITY                                     VALUE
==========================================================================================================
Utilities -- 0.7%
     22,000           FPL Group, Inc.                                                         $  1,246,300
     50,000           The Southern Co.                                                           1,439,000
----------------------------------------------------------------------------------------------------------
                                                                                                 2,685,300
----------------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost -- $235,065,118)                                                   265,429,102
==========================================================================================================
    FACE
   AMOUNT                                            SECURITY                                     VALUE
==========================================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 4.2%
                      U.S. Treasury Notes:
$2,800,000              6.000% due 8/15/04                                                       3,010,876
 2,000,000              6.500% due 2/15/10                                                       2,295,002
 2,000,000              7.250% due 5/15/16                                                       2,422,502
 3,000,000              7.125% due 2/15/23                                                       3,623,556
 2,000,000              6.250% due 8/15/23                                                       2,199,766
 1,300,000              6.000% due 2/15/26                                                       1,389,172
 1,500,000            U.S. Treasury Strip, zero coupon due 2/15/13                                 883,158
----------------------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT OBLIGATIONS
                      (Cost -- $14,446,154)                                                     15,824,032
==========================================================================================================

    FACE
   AMOUNT   RATING(a)                                SECURITY                                     VALUE
==========================================================================================================
CORPORATE BONDS AND NOTES -- 14.3%
Financial Services -- 11.4%
                      Bank of America Corp.:
 2,000,000     A+       Notes, 6.625% due 6/15/04                                                2,136,476
 2,000,000     A+       Sr. Notes, 6.250% due 4/15/12                                            2,092,952
 4,000,000     A+     Chase Manhattan Corp., Sub. Notes, 7.875% due 6/15/10                      4,464,616
 3,000,000     A      Countrywide Home Loans, Inc., Guaranteed Medium-Term Notes,
                        5.500% due 2/1/07                                                        3,103,971
                      Fannie Mae, Benchmark Notes:
 2,500,000     Aaa*     6.000% due 12/15/05                                                      2,716,097
 3,000,000     AAA      4.750% due 6/18/07                                                       3,080,793
 3,000,000     AAA      6.000% due 5/15/08                                                       3,264,405
 2,500,000     Aaa*     6.250% due 5/15/29                                                       2,585,808
 2,000,000     BBB+   Ford Motor Credit Corp., Notes, 7.500% due 3/15/05                         2,091,712
 2,000,000     AAA    Freddie Mac, Notes, 6.000% due 5/25/12                                     2,052,100
 2,000,000     AA-    J.P. Morgan Chase & Co., Notes, 5.250% due 5/30/07                         2,031,090
 3,000,000     A      Lehman Brothers Holdings Inc., Notes, 6.625% due 1/18/12                   3,124,353
 2,000,000     AA-    Merrill Lynch & Co., Inc., Notes, 6.875% due 11/15/18                      2,044,476
 2,000,000     AA-    Morgan Stanley, Notes, 7.250% due 4/1/32                                   2,044,572
 2,000,000     AA     Province of Ontario, Sr. Unsubscribed Notes, 5.500% due 10/1/08            2,147,812
 2,000,000     A+     Unilever Capital Corp., Company Guaranteed, 6.875% due 11/1/05             2,198,478
 2,000,000     A+     Wells Fargo & Co., Sr. Notes, 5.125% due 2/15/07                           2,072,312
----------------------------------------------------------------------------------------------------------
                                                                                                43,252,023
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


12  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    July 31, 2002
================================================================================

    FACE
   AMOUNT   RATING(a)                                SECURITY                                     VALUE
===========================================================================================================
Retail -- 1.5%
$1,000,000     BBB-   Fred Meyer, Inc., Company Guaranteed, 7.375% due 3/1/05                 $  1,087,445
 2,000,000     A+     Target Corp., Notes, 7.500% due 2/15/02                                    2,213,280
 2,375,000     BB     TRICON Global Restaurants, Inc., Sr. Notes, 7.450% due 5/15/05             2,422,500
----------------------------------------------------------------------------------------------------------
                                                                                                 5,723,225
----------------------------------------------------------------------------------------------------------
Technology -- 0.5%
 2,000,000     BBB+   Sun Microsystems, Inc., Sr. Notes, 7.000% due 8/15/02                      2,001,732
----------------------------------------------------------------------------------------------------------
Telecommunications -- 0.8%
 3,000,000     A      Vodafone Group PLC, Notes, 7.625% due 2/15/05                              3,153,750
----------------------------------------------------------------------------------------------------------
Transportation -- 0.1%
   270,513     A+     Southwest Airlines Co., Pass-Through Certificates, Series A3,
                        8.700% due 7/1/11                                                          267,017
----------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $52,054,461)                                                     54,397,747
==========================================================================================================
    FACE
   AMOUNT                                            SECURITY                                      VALUE
===========================================================================================================
MORTGAGE-BACKED SECURITIES -- 7.9%
                      Federal Home Loan Mortgage Corp. (FHLMC):
       741              8.500% due 12/1/02                                                             747
 2,000,000              5.500% due 11/15/10                                                      2,091,497
 2,274,896              7.000% due 10/1/30                                                       2,369,290
 3,878,538              6.000% due 11/1/31                                                       3,921,038
                      Federal National Mortgage Association (FNMA):
 1,469,420              7.000% due 1/1/13                                                        1,554,313
 2,569,336              6.000% due 9/1/16                                                        2,645,152
     3,145              6.500% due 3/1/29                                                            3,238
 2,751,252              6.000% due 7/1/31                                                        2,779,114
 2,498,572              6.500% due 7/1/31                                                        2,572,262
                      Government National Mortgage Association (GNMA):
 1,866,301              6.500% due 7/15/29                                                       1,928,793
 1,790,639              7.000% due 8/15/29                                                       1,873,293
 2,907,820              7.000% due 6/15/31                                                       3,042,445
 5,033,051              6.500% due 11/15/31                                                      5,198,338
----------------------------------------------------------------------------------------------------------
                      TOTAL MORTGAGE-BACKED SECURITIES
                      (Cost -- $29,121,203)                                                     29,979,520
==========================================================================================================
REPURCHASE AGREEMENT -- 3.8%
14,627,000            J.P. Morgan Chase & Co., 1.750% due 8/1/02; Proceeds at
                        maturity -- $14,627,711; (Fully collateralized by Federal Farm
                        Credit Discount Notes, Federal Home Loan Mortgage Corp.
                        Discount Notes and Federal National Mortgage Association
                        Discount Notes, 0.000% to 7.250% due 8/19/02 to 2/15/30;
                        Market value -- $14,919,540) (Cost -- $14,627,000)                      14,627,000
==========================================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $345,313,936**)                                                $380,257,401
==========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*), which are rated by Moody's Investors Service.

+     Non-income producing security.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 14 for definitions of ratings.

                       See Notes to Financial Statements.


13  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB    -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B". While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa    -- Bonds rated "Aa" are judged to be of the high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered to be medium grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba    -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintance of other terms of the contract over any long period of time may be small.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


14  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                    July 31, 2002
================================================================================

ASSETS:
     Investments, at value (Cost -- $345,313,936)                        $ 380,257,401
     Cash                                                                          248
     Receivable for securities sold                                          8,470,701
     Dividends and interest receivable                                       1,613,009
     Receivable for Fund shares sold                                           147,325
--------------------------------------------------------------------------------------
     Total Assets                                                          390,488,684
--------------------------------------------------------------------------------------

LIABILITIES:
     Payable for Fund shares purchased                                         432,323
     Investment advisory fee payable                                           195,188
     Administration fee payable                                                 70,860
     Distribution fees payable                                                  54,068
     Accrued expenses                                                          388,698
--------------------------------------------------------------------------------------
     Total Liabilities                                                       1,141,137
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 389,347,547
======================================================================================

NET ASSETS:
     Par value of shares of beneficial interest                          $      21,581
     Capital paid in excess of par value                                   370,232,343
     Undistributed net investment income                                        75,054
     Accumulated net realized loss from security transactions              (15,924,896)
     Net unrealized appreciation of investments                             34,943,465
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 389,347,547
======================================================================================

Shares Outstanding:
     Class A                                                                14,363,594
     ---------------------------------------------------------------------------------
     Class B                                                                 6,013,242
     ---------------------------------------------------------------------------------
     Class L                                                                 1,203,913
     ---------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                      $       18.03
     ---------------------------------------------------------------------------------
     Class B *                                                           $       18.06
     ---------------------------------------------------------------------------------
     Class L **                                                          $       18.14
     ---------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)   $       18.98
     ---------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $       18.32
======================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


15  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)       For the Six Months Ended July 31, 2002
================================================================================

INVESTMENT INCOME:
     Interest                                                                      $   3,752,512
     Dividends                                                                         1,971,982
     Less: Foreign withholding tax                                                       (31,815)
------------------------------------------------------------------------------------------------
     Total Investment Income                                                           5,692,679
------------------------------------------------------------------------------------------------

EXPENSES:
     Investment advisory fee (Note 2)                                                  1,212,519
     Distribution fees (Note 2)                                                        1,113,988
     Shareholder and system servicing fees                                               459,179
     Administration fee (Note 2)                                                         440,916
     Shareholder communications                                                           79,345
     Registration fees                                                                    32,728
     Audit and legal                                                                      29,726
     Trustees' fees                                                                       20,033
     Custody                                                                              10,712
     Other                                                                                 5,754
------------------------------------------------------------------------------------------------
     Total Expenses                                                                    3,404,900
------------------------------------------------------------------------------------------------
Net Investment Income                                                                  2,287,779
------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                          145,029,509
        Cost of securities sold                                                      158,169,177
------------------------------------------------------------------------------------------------
     Net Realized Loss                                                               (13,139,668)
------------------------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation (Note 1)                                (48,226,491)
------------------------------------------------------------------------------------------------
Net Loss on Investments                                                              (61,366,159)
------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                             $ (59,078,380)
================================================================================================

                       See Notes to Financial Statements.


16  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended July 31, 2002 (unaudited) and the Year Ended January 31, 2002

                                                                         July 31            January 31
=======================================================================================================
OPERATIONS:
     Net investment income                                            $   2,287,779       $   5,191,130
     Net realized loss                                                  (13,139,668)         (2,643,463)
     Decrease in net unrealized appreciation                            (48,226,491)        (90,868,752)
-------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Operations                             (59,078,380)        (88,321,085)
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (2,352,388)         (5,496,264)
     Net realized gains                                                          --         (14,585,892)
-------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders           (2,352,388)        (20,082,156)
-------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                    28,798,901          80,941,063
     Net asset value of shares issued for reinvestment of dividends       2,217,918          19,079,715
     Cost of shares reacquired                                          (54,690,002)       (101,091,556)
-------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Fund Share Transactions                (23,673,183)         (1,070,778)
-------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                  (85,103,951)       (109,474,019)

NET ASSETS:
     Beginning of period                                                474,451,498         583,925,517
-------------------------------------------------------------------------------------------------------
     End of period*                                                   $ 389,347,547       $ 474,451,498
=======================================================================================================
* Includes undistributed net investment income of:                    $      75,054       $     139,663
=======================================================================================================

                       See Notes to Financial Statements.


17  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Social Awareness Fund ("Fund"), a separate investment fund of Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities and U.S. government agency and obligations are valued at the mean between the bid and asked prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on an accrual basis, adjusted for amortization of premium and the accretion of discount, where applicable; (g) gains and losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At January 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund adopted this requirement effective February 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended July 31, 2002, interest income decreased by $90,024, net realized loss decreased by $148,177 and the change in net unrealized appreciation of investments decreased by $58,153.


18  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPCand PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended July 31, 2002, the Fund paid transfer agent fees of $182,457 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. SSB and certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the six months ended July 31, 2002, SSB received brokerage commissions of $7,000.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended July 31, 2002, SSB and its affiliates received sales charges of approximately $402,789 and $12,000 on sales of the Fund's Class A and L shares, respectively.

In addition, for the six months ended July 31, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                                            Class B      Class L
================================================================================
CDSCs                                                      $129,019      $1,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively. For the six months ended July 31, 2002, total Distribution Plan fees incurred were:

                                         Class A        Class B         Class L
================================================================================
Distribution Plan Fees                  $363,531       $625,934        $124,523
================================================================================

All officers and two Trustees of the Trust are employees of Citigroup or its affiliates.


19  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

3. Investments

During the six months ended July 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $104,367,852
--------------------------------------------------------------------------------
Sales                                                                145,029,509
================================================================================

At July 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 67,968,549
Gross unrealized depreciation                                       (33,025,084)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 34,943,465
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 2002, the Fund did not hold any futures contracts.


20  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 2002, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When a written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended July 31, 2002, the Fund did not enter into any written covered call or put option contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 2002, the Fund did not have any securities on loan.


21  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

8. Capital Loss Carryforward

At January 31, 2002, the Fund had, for Federal income tax purposes, approximately $997,000 of capital loss carryforwards available to offset future capital gains, expiring on January 31, 2010. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

9. Shares of Beneficial Interest

At July 31, 2002, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                                       Six Months Ended                       Year Ended
                                                         July 31, 2002                     January 31, 2002
                                                ------------------------------      -----------------------------
                                                   Shares           Amount            Shares          Amount
=================================================================================================================
Class A
Shares sold                                        884,634       $ 17,736,814        2,161,298      $ 48,469,039
Shares issued on reinvestment                       94,543          1,883,535          594,839        13,102,393
Shares reacquired                               (1,483,478)       (28,956,112)      (2,027,371)      (44,729,194)
-----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (504,301)      $ (9,335,763)         728,766      $ 16,842,238
=================================================================================================================
Class B
Shares sold                                        494,974       $  9,864,903        1,146,461      $ 25,498,120
Shares issued on reinvestment                       13,609            272,555          227,381         5,046,064
Shares reacquired                               (1,143,211)       (22,458,814)      (2,241,413)      (50,087,739)
-----------------------------------------------------------------------------------------------------------------
Net Decrease                                      (634,628)      $(12,321,356)        (867,571)     $(19,543,555)
=================================================================================================================
Class L
Shares sold                                         59,692       $  1,197,184          307,239      $  6,973,904
Shares issued on reinvestment                        3,088             61,828           41,852           931,258
Shares reacquired                                 (164,945)        (3,275,076)        (279,809)       (6,274,623)
-----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (102,165)      $ (2,016,064)          69,282      $  1,630,539
=================================================================================================================


22  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class A Shares                                   2002(1)(2)       2002(2)      2001(2)      2000(2)      1999(2)       1998
=============================================================================================================================
Net Asset Value, Beginning of Period            $  20.77        $  25.50      $  25.79     $  25.94     $  20.57     $  19.36
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                         0.14            0.29          0.39         0.38         0.29         0.48
   Net realized and unrealized gain (loss)(3)      (2.74)          (4.07)         1.76         0.88         5.87         3.27
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (2.60)          (3.78)         2.15         1.26         6.16         3.75
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.14)          (0.31)        (0.43)       (0.32)       (0.26)       (0.55)
   Net realized gains                                 --           (0.64)        (2.01)       (1.09)       (0.53)       (1.99)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.14)          (0.95)        (2.44)       (1.41)       (0.79)       (2.54)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  18.03        $  20.77      $  25.50     $  25.79     $  25.94     $  20.57
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                      (12.60)%++      (14.99)%        8.78%        4.93%       30.47%       19.89%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $258,908        $308,856      $360,550     $336,595     $282,060     $202,026
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         1.27%+          1.23%         1.15%        1.17%        1.19%        1.19%
   Net investment income(3)                         1.44+           1.30          1.52         1.47         1.23         2.34
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               24%             43%           36%          43%          36%          62%
=============================================================================================================================

(1)   For the six months ended July 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the six months ended July 31, 2002, the annualized ratio of net investment income to average net assets would have been 1.46%. Per share, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


23  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class B Shares                                   2002(1)(2)       2002(2)      2001(2)      2000(2)      1999(2)       1998
=============================================================================================================================
Net Asset Value, Beginning of Period            $ 20.81         $  25.51      $  25.81     $  25.96     $  20.63     $  19.42
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                        0.06             0.11          0.19         0.19         0.11         0.33
   Net realized and unrealized gain (loss)(3)     (2.76)           (4.05)         1.75         0.87         5.89         3.27
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (2.70)           (3.94)         1.94         1.06         6.00         3.60
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.05)           (0.12)        (0.23)       (0.12)       (0.14)       (0.40)
   Net realized gains                                --            (0.64)        (2.01)       (1.09)       (0.53)       (1.99)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.05)           (0.76)        (2.24)       (1.21)       (0.67)       (2.39)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 18.06         $  20.81      $  25.51     $  25.81     $  25.96     $  20.63
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                     (13.02)%++       (15.63)%        7.91%        4.13%       29.50%       18.95%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $08,604         $138,313      $191,725     $220,989     $198,181     $172,115
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        2.10%+           2.00%         1.94%        1.93%        1.94%        1.95%
   Net investment income(3)                        0.61+            0.50          0.73         0.71         0.49         1.62
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              24%              43%           36%          43%          36%          62%
=============================================================================================================================

Class L Shares                                   2002(1)(2)       2002(2)      2001(2)      2000(2)     1999(2)(4)     1998
=============================================================================================================================
Net Asset Value, Beginning of Period            $ 20.89         $  25.59      $  25.88     $  26.03     $  20.68     $  19.46
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                        0.07             0.13          0.19         0.19         0.11         0.34
   Net realized and unrealized gain (loss)(3)     (2.77)           (4.07)         1.77         0.87         5.91         3.27
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)From Operations                (2.70)           (3.94)         1.96         1.06         6.02         3.61
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.05)           (0.12)        (0.24)       (0.12)       (0.14)       (0.40)
   Net realized gains                                --            (0.64)        (2.01)       (1.09)       (0.53)       (1.99)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.05)           (0.76)        (2.25)       (1.21)       (0.67)       (2.39)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 18.14         $  20.89      $  25.59     $  25.88     $  26.03     $  20.68
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                     (12.94)%++       (15.57)%        7.94%        4.13%       29.53%       18.97%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $21,836         $ 27,282      $ 31,651     $ 27,147     $ 15,453     $  7,173
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.98%+           1.94%         1.93%        1.92%        1.92%        1.93%
   Net investment income(3)                        0.73+            0.59          0.74         0.73         0.46         1.54
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              24%              43%           36%          43%          36%          62%
=============================================================================================================================

(1)   For the six months ended July 31, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the six months ended July 31, 2002, the annualized ratio of net investment income to average net assets for Class B and L shares, would have been 0.63% and 0.75%, respectively. Per share, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

(4)   On June 12, 1998, Class C shares were renamed Class L shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


24  Smith Barney Social Awareness Fund | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

R. Jay Gerken
Executive Vice President

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Ellen S. Cammer
Vice President and
Investment Officer

Charles P. Graves III, CFA
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund
  Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

State Street Bank
  and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Primerica Shareholder Services
P.O. Box 9662
Providence, Rhode Island
029460-9662

--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Equity Funds -- Smith Barney Social Awareness Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SOCIAL AWARENESS FUND

Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

[UNION LOGO]

[RECEYLE LOGO] Because we care about the environment, this annual report has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD0423 9/02                                                              02-3765